UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lucas Way, Hampton, Virginia 23666
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 766-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 — Termination of Material Definitive Agreement.

On September 24, 2014, Measurement Specialties (China) Ltd., a subsidiary of Measurement Specialties, Inc. (the “Company”), terminated its credit facility agreement with China Merchants Bank Co., Ltd., dated November 26, 2013 (the “CMB Credit Agreement”). There was no indebtedness outstanding under the CMB Credit Agreement on the date of termination, and the property pledged as collateral therefor was released. A description of the terms and conditions of the CMB Credit Agreement was included in the Company’s Current Report on Form 8-K, filed on December 2, 2013, and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
By:	/s/ Mark Thomson
	Name:	Mark Thomson
	Title:	Chief Financial Officer
Date: September 30, 2014